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                                                                      EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

=============================================================== ================== =================================================
                                                                    STATE OF
                     NAME OF ENTITY                               INCORPORATION                SUBSIDIARY OF WHAT ENTITY
=============================================================== ================== =================================================
--------------------------------------------------------------- ------------------ -------------------------------------------------
United Healthcare Services, Inc.                                Minnesota          UnitedHealth Group Incorporated
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UnitedHealthcare, Inc.                                          Delaware           United HealthCare Services, Inc.
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United HealthCare of Alabama, Inc.                              Alabama            UnitedHealthcare, Inc.
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United HealthCare of Arizona, Inc.                              Arizona            UnitedHealthcare, Inc.
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Arizona Physicians IPA, Inc.                                    Arizona            United HealthCare of Arizona, Inc.
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United HealthCare of Arkansas, Inc.                             Arkansas           UnitedHealthcare, Inc.
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United HealthCare of Colorado, Inc.                             Colorado           UnitedHealthcare, Inc.
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United HealthCare of Florida, Inc.                              Florida            UnitedHealthcare, Inc.
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United HealthCare of Georgia, Inc.                              Georgia            UnitedHealthcare, Inc.
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UnitedHealthcare of Illinois, Inc.                              Illinois           UnitedHealthcare, Inc.
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United HealthCare of Louisiana, Inc.                            Louisiana          UnitedHealthcare, Inc.
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UnitedHealthcare of the Mid-Atlantic, Inc.                      Maryland           UnitedHealthcare, Inc.
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United HealthCare of the Midlands, Inc.                         Nebraska           UnitedHealthcare, Inc.
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United HealthCare of the Midwest, Inc.                          Missouri           UnitedHealthcare, Inc.
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United HealthCare of Mississippi, Inc.                          Mississippi        UnitedHealthcare, Inc.
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United HealthCare of Nevada, Inc.                               Nevada             UnitedHealthcare, Inc.
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UnitedHealthcare of New Jersey, Inc.                            New Jersey         UnitedHealthcare, Inc.
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UnitedHealthcare of New York, Inc.                              New York           UnitedHealthcare, Inc.
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UnitedHealthcare of North Carolina, Inc.                        North Carolina     UnitedHealthcare, Inc.
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United HealthCare of Tennessee, Inc.                            Tennessee          UnitedHealthcare, Inc.
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United HealthCare of Texas, Inc.                                Texas              UnitedHealthcare, Inc.
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United HealthCare of Utah                                       Utah               UnitedHealthcare, Inc.
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UnitedHealthcare of Wisconsin, Inc.                             Wisconsin          UnitedHealthcare, Inc.
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Midwest Security Holding, Inc.                                  Wisconsin          UnitedHealthcare, Inc.
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Midwest Security Administrators, Inc.                           Wisconsin          Midwest Security Holding, Inc.
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Midwest Security Life Insurance Company                         Wisconsin          Midwest Security Holding, Inc.
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Midwest Security Care, Inc.                                     Wisconsin          Midwest Security Holding, Inc.
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Unified Limited                                                 United Kingdom     United HealthCare Services, Inc.
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UnitedHealthcare of New England, Inc.                           Rhode Island       United HealthCare Services, Inc.
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United HealthCare of Ohio, Inc.                                 Ohio               United HealthCare Services, Inc.
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United HealthCare of Oregon, Inc.                               Oregon             United HealthCare Services, Inc.
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United HealthCare Plans of Puerto Rico, Inc.                    Puerto Rico        United HealthCare Services, Inc.
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UnitedHealth Advantage LLC                                      Delaware           United HealthCare Services, Inc.
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UnitedHealth Networks, Inc.                                     Delaware           United HealthCare Services, Inc.
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UnitedHealth Capital, LLC                                       Delaware           United HealthCare Services, Inc.
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Commonwealth Physicians Services Corporation                    Kentucky           United HealthCare Services, Inc.
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United HealthCare of Washington, Inc.                           Washington         United HealthCare Services, Inc.
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UnitedHealth Financial Services, Inc.                           Delaware           United HealthCare Services, Inc.
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Exante Bank, Inc.                                               Utah               UnitedHealth Financial Services, Inc.
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United HealthCare of Kentucky, Ltd.                             Kentucky           United HealthCare Services, Inc.
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Specialized Care Services, Inc.                                 Delaware           United HealthCare Services, Inc.
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Optum Group, LLC                                                Delaware           Specialized Care Services, Inc.
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Coordinated Vision Care, Inc.                                   Delaware           Specialized Care Services, Inc.
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Coordinated Vision Care of New York, IPA, Inc.                  New York           Coordinated Vision Care, Inc.
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Unimerica Insurance Company                                     Wisconsin          Specialized Care Services, Inc.
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United Resource Networks, Inc.                                  Delaware           Specialized Care Services, Inc.
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Specialty Resource Services, Inc.                               Delaware           United Resource Networks, Inc.
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National Benefit Resources, Inc.                                Minnesota          Specialized Care Services, Inc.
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Stop-Loss Life Reinsurance Company                              Arizona            National Benefit Resources, Inc.
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Spectera, Inc.                                                  Maryland           Specialized Care Services, Inc.
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Spectera Vision Services of California, Inc.                    California         Spectera, Inc.
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Spectera Vision Services of Florida, Inc.                       Florida            Spectera, Inc.
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Spectera Insurance Company                                      Maryland           Spectera, Inc.
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Spectera Eyecare of North Carolina, Inc.                        North Carolina     Spectera, Inc.
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Spectera Insurance Company, Inc.                                Texas              Spectera, Inc.
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Spectera Vision, Inc.                                           Virginia           Spectera, Inc.
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Group Vision Associates, Inc.                                   Pennsylvania       Spectera, Inc.
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

=============================================================== ================== =================================================
                                                                    STATE OF
                     NAME OF ENTITY                               INCORPORATION                SUBSIDIARY OF WHAT ENTITY
=============================================================== ================== =================================================
ACN Group, Inc.                                                 Minnesota          United HealthCare Services, Inc.
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Managed Physical Network, Inc.                                  New York           ACN Group, Inc.
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ACN Group IPA of New York, Inc.                                 New York           ACN Group, Inc.
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ACN Group of California, Inc.                                   California         ACN Group, Inc.
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Preferred Chiropractors of California                           California         ACN Group of California, Inc.
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Sierra Chiropractic, Inc.                                       California         ACN Group of California, Inc.
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Dental Benefit Providers, Inc.                                  Delaware           United HealthCare Services, Inc.
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Dental Benefit Providers of California, Inc.                    California         Dental Benefit Providers, Inc.
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Dental Benefit Providers of Illinois, Inc.                      Illinois           Dental Benefit Providers, Inc.
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Dental Benefit Providers of New Jersey, Inc.                    New Jersey         Dental Benefit Providers, Inc.
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Dental Insurance Company of America                             New York           Dental Benefit Providers, Inc.
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DBP-KAI, Inc.                                                   New York           Dental Benefit Providers, Inc.
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Dental Benefit Providers of Maryland, Inc.                      Maryland           Dental Benefit Providers, Inc.
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United Behavioral Health                                        California         United HealthCare Services, Inc.
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U.S. Behavioral Health Plan, California                         California         United Behavioral Health
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Behavioral Health Administrators                                California         United Behavioral Health
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United Behavioral Health of New York, I.P.A., Inc.              New York           United Behavioral Health
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Working Solutions, Inc.                                         Oregon             United Behavioral Health
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--------------------------------------------------------------- ------------------ -------------------------------------------------
Unimerica, Inc.                                                 Delaware           United HealthCare Services, Inc.
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United HealthCare Insurance Company                             Connecticut        Unimerica, Inc.
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Clarite, LLC                                                    Delaware           United HealthCare Insurance Company
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United HealthCare Insurance Company of Illinois                 Illinois           United HealthCare Insurance Company
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United HealthCare Insurance Company of New York                 New York           United HealthCare Insurance Company
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United HealthCare Insurance Company of Ohio                     Ohio               United HealthCare Insurance Company
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United HealthCare Life Insurance Company of New York            New York           United HealthCare Insurance Company
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United HealthCare Products, LLC                                 Delaware           United HealthCare Insurance Company
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United HealthCare Service LLC                                   Delaware           United HealthCare Insurance Company
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United HealthCare Alliance LLC                                  Delaware           United HealthCare Insurance Company
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Uniprise, Inc.                                                  Delaware           United HealthCare Services, Inc.
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United HealthCare (Ireland) Limited                             Ireland            Uniprise, Inc.
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Charter Oak HealthCare Services, Inc.                           Delaware           Uniprise, Inc.
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Ovations, Inc.                                                  Delaware           United HealthCare Services, Inc.
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EverCare of New York, IPA, Inc.                                 New York           Ovations, Inc.
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Optage, LLC                                                     Delaware           Ovations, Inc.
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Lifemark Corporation                                            Delaware           Ovations, Inc.
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Arizona Health Concepts, Inc.                                   Arizona            Lifemark Corporation
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Evercare at Home, Inc.                                          Arizona            Lifemark Corporation
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Evercare of Arizona, Inc.                                       Arizona            Lifemark Corporation
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Evercare Connections, Inc.                                      Delaware           Lifemark Corporation
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Collaborative Solutions, Inc.                                   Delaware           Lifemark Corporation
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Lifemark Government Services, LLC                               Indiana            Collaborative Solutions, Inc.
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Lifemark New York, Inc.                                         Delaware           Lifemark Corporation
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Lifemark at Home NY, Inc.                                       New York           Lifemark Corporation
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MCS HP New York, LLC                                            New York           Lifemark Corporation
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Evercare of Texas, L.L.C.                                       Texas              Lifemark Corporation
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Lifemark Healthplans of Delaware, Inc.                          Delaware           Lifemark Corporation
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AmeriChoice Corporation                                         Delaware           UnitedHealth Group Incorporated
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AmeriChoice Health Services, Inc.                               Delaware           AmeriChoice Corporation
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AmeriChoice Alliance, Inc.                                      Nevada             AmeriChoice Health Services, Inc.
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AmeriChoice of New Jersey, Inc.                                 New Jersey         AmeriChoice Corporation
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AmeriChoice of New York, Inc.                                   New York           AmeriChoice Corporation
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AmeriChoice of Pennsylvania, Inc.                               Pennsylvania       AmeriChoice Corporation
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Information Network Corporation                                 Arizona            AmeriChoice Corporation
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Revolution Health Systems, Inc.                                 Pennsylvania       Information Network Corporation
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
                                                                     Page 2 of 3

=============================================================== ================== =================================================
                                                                    STATE OF
                     NAME OF ENTITY                               INCORPORATION                SUBSIDIARY OF WHAT ENTITY
=============================================================== ================== =================================================
Ingenix, Inc.                                                   Delaware           UnitedHealth Group Incorporated
--------------------------------------------------------------- ------------------ -------------------------------------------------
Aperture Credentialing Holdings, Inc.                           Delaware           Ingenix, Inc.
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Aperture Credentialing, Inc.                                    Delaware           Aperture Credentialing Holdings, Inc.
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Ingenix Pharmaceutical Services, Inc.                           Delaware           Ingenix, Inc.
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Ingenix International (Canada), Inc.                            Canada             Ingenix Pharmaceutical Services, Inc.
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Ingenix Services, Inc.                                          Delaware           Ingenix Pharmaceutical Services, Inc.
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Ingenix Pharmaceutical Services (Deutschland) GmbH              Germany            Ingenix Pharmaceutical Services, Inc.
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Ingenix International (Hong Kong) Limited                       Hong Kong          Ingenix Pharmaceutical Services, Inc.
--------------------------------------------------------------- ------------------ -------------------------------------------------
Ingenix Pharmaceutical Services d.o.o.                          Croatia            Ingenix Pharmaceutical Services, Inc.
--------------------------------------------------------------- ------------------ -------------------------------------------------
Ingenix Pharmaceutical Services Holdings, Inc.                  Delaware           Ingenix Pharmaceutical Services, Inc.
--------------------------------------------------------------- ------------------ -------------------------------------------------
ClinPharm International Limited                                 United Kingdom     Ingenix Pharmaceutical Services Holdings, Inc.
--------------------------------------------------------------- ------------------ -------------------------------------------------
Ingenix Pharmaceutical Services (UK) Limited                    United Kingdom     ClinPharm International Limited
--------------------------------------------------------------- ------------------ -------------------------------------------------
Ingenix Pharmaceutical Services (Spain) SL                      Spain              Ingenix Pharmaceutical Services (UK) Limited
--------------------------------------------------------------- ------------------ -------------------------------------------------
Ingenix Pharmaceutical Services (Australia) Pty Ltd             Australia          Ingenix Pharmaceutical Services (UK) Limited
--------------------------------------------------------------- ------------------ -------------------------------------------------
Ingenix International (Italy) S.r.l.                            Italy              Ingenix Pharmaceutical Services (UK) Limited
--------------------------------------------------------------- ------------------ -------------------------------------------------
Ingenix Pharmaceutical Services (France) SARL                   France             Ingenix Pharmaceutical Services (UK) Limited
--------------------------------------------------------------- ------------------ -------------------------------------------------
CT Management, Inc.                                             California         Ingenix Pharmaceutical Services Holdings, Inc.
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ICT (UK) Limited                                                United Kingdom     Ingenix Pharmaceutical Services Holdings, Inc.
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Ingenix International (Netherlands) BV                          Netherlands        Ingenix Pharmaceutical Services Holdings, Inc.
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Ingenix Pharmaceutical Services (Sweden) AB                     Sweden             Ingenix Pharmaceutical Services Holdings, Inc.
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Ingenix Pharmaceutical Services de Argentina S.R.L.             Argentina          Ingenix Pharmaceutical Services Holdings, Inc.
--------------------------------------------------------------- ------------------ -------------------------------------------------
Ingenix Pharmaceutical Services, LLC                            Delaware           Ingenix Pharmaceutical Services Holdings, Inc.
--------------------------------------------------------------- ------------------ -------------------------------------------------
Ingenix International (Czech Republic), s.r.o.                  Czechoslovakia     Ingenix Pharmaceutical Services Holdings, Inc.
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Worldwide Clinical Trials, SL                                   Spain              Ingenix Pharmaceutical Services Holdings, Inc.
--------------------------------------------------------------- ------------------ -------------------------------------------------
Ingenix International (Hungary) Ltd.                            Hungary            Ingenix Pharmaceutical Services Holdings, Inc.
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Ingenix Pharmaceutical Services (RSA) Proprietary Limited       South Africa       Ingenix Pharmaceutical Services Holdings, Inc.
--------------------------------------------------------------- ------------------ -------------------------------------------------
Ingenix International (Finland) Oy                              Finland            Ingenix Pharmaceutical Services Holdings, Inc.
--------------------------------------------------------------- ------------------ -------------------------------------------------
Ingenix International (UK) Limited                              United Kingdom     Ingenix Pharmaceutical Services Holdings, Inc.
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Reden & Anders, Ltd.                                            Minnesota          Ingenix, Inc.
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Subrogation Advantage, Ltd.                                     Minnesota          Ingenix, Inc.
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GeoAccess, Inc.                                                 Kansas             Ingenix, Inc.
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Ingenix Publishing, Inc.                                        Delaware           Ingenix, Inc.
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Ingenix Health Intelligence, LLC                                Delaware           Ingenix Publishing, Inc.
--------------------------------------------------------------- ------------------ -------------------------------------------------

--------------------------------------------------------------- ------------------ -------------------------------------------------
UnitedHealthcare International Asia, LLC                        Delaware           UnitedHealth Group Incorporated
--------------------------------------------------------------- ------------------ -------------------------------------------------
UnitedHealthcare International Malaysia Sdn. Bhd.               Malaysia           UnitedHealthcare International Asia, LLC
--------------------------------------------------------------- ------------------ -------------------------------------------------
UnitedHealthcare Asia Limited                                   Hong Kong          UnitedHealthcare International Asia, LLC
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Philam Care Health Systems, Inc.                                Philippines        UnitedHealth Group Incorporated
--------------------------------------------------------------- ------------------ -------------------------------------------------
AIG United HealthCare LLC                                       Delaware           UnitedHealth Group Incorporated
--------------------------------------------------------------- ------------------ -------------------------------------------------
AIA United HealthCare Limited                                   Hong Kong          AIG United HealthCare LLC
--------------------------------------------------------------- ------------------ -------------------------------------------------
H&W Indemnity, Ltd.                                             Caymans            UnitedHealth Group Incorporated
--------------------------------------------------------------- ------------------ -------------------------------------------------
UHC International Holdings, Inc.                                Delaware           UnitedHealth Group Incorporated
--------------------------------------------------------------- ------------------ -------------------------------------------------
UHC International Services, Inc.                                Delaware           UnitedHealth Group Incorporated
--------------------------------------------------------------- ------------------ -------------------------------------------------
UnitedHealthcare International, Inc.                            Delaware           UnitedHealth Group Incorporated
--------------------------------------------------------------- ------------------ -------------------------------------------------
United Healthcare International Mauritius Limited               Mauritius          UnitedHealth Group Incorporated
--------------------------------------------------------------- ------------------ -------------------------------------------------
United Healthcare India (Private) Limited                       India              United Healthcare International Mauritius Limited
--------------------------------------------------------------- ------------------ -------------------------------------------------
Aspire Global Support Services Private Limited                  India              United Healthcare International Mauritius Limited
--------------------------------------------------------------- ------------------ -------------------------------------------------
UnitedHealth Group Finance Company, Inc.                        Delaware           UnitedHealth Group Incorporated
--------------------------------------------------------------- ------------------ -------------------------------------------------
UnitedHealth Group International, LLC                           Delaware           UnitedHealth Group Finance Company, Inc.
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
                                                                     Page 3 of 3